UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2012
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

131 S. Clark Drive, Tempe, AZ		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		480 967-5146

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 15, 2012, Amtech Systems, Inc. (the "Company") held its Annual Meeting of Shareholders. The shareholders considered four proposals, each of which are described in detail in the Company's definitive proxy statement dated January 23, 2012. The total number of shares represented in person or by proxy was 7,050,954 or 75.4 percent of the 9,478,457 shares eligible to vote. The results of the votes are as follows:
Proposal 1 - Election of directors
The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company's common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to serve a one-year term on the Board of Directors.

	For	Votes Withheld	Broker Non-Votes
Jong S. Whang	3,758,414	201,796	3,090,744
Fokko Pentinga	3,774,735	185,475	3,090,744
Michael Garnreiter	3,508,937	451,273	3,090,744
Alfred W. Giese	3,744,525	215,685	3,090,744
Egbert J. G. Goudena	3,763,197	197,013	3,090,744
SooKap Hahn	3,762,437	197,773	3,090,744
Robert F. King	3,748,821	211,389	3,090,744

Proposal 2 - Ratification of the appointment of Mayer Hoffman McCann P.C as the Company's independent registered public accounting firm for fiscal year 2012
The shareholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for fiscal year 2012.

For	Against	Abstain	Broker Non-Votes
6,970,665	63,339	16,950	0

Proposal 3 - Advisory vote to approve named executive officer compensation
The shareholders approved, on an advisory basis, the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Votes
2,832,047	946,968	181,195	3,090,744

Proposal 4 - Advisory vote on the frequency of the vote on compensation of the named executive officers
The shareholders voted, on an advisory basis, on the preferred frequency of holding future advisory votes on the compensation of the named executive officers as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3,442,051	31,652	340,269	146,238	3,090,744

In light of the shareholder vote to hold future advisory votes on the compensation of the named executive officers annually, the Company's Board of Directors has determined that the Company will conduct non-binding advisory votes to approve the compensation of the Company's named executive officers on an annual basis. Accordingly, the Company will include an advisory vote on executive compensation in its proxy materials every year until the next shareholder vote on the frequency with which the Company should hold future say-on-pay votes is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: March 19, 2012	By: /s/ Bradley C. Anderson
Name: Bradley C. Anderson
Title: Executive Vice President & Chief Financial Officer